UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2009

DAYBREAK OIL AND GAS, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-50107	91-0626366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 W. Main Ave., Suite 1012 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 232-7674

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 11, 2009, Daybreak Oil and Gas, Inc.  (“Daybreak”), as seller, issued a press release announcing that it had entered into a definitive Exchange Option Agreement to sell a 25% working interest in Daybreak’s leasehold position in its East Slopes Project located in the southern San Joaquin Basin in Kern County and Tulare County, California (the “Daybreak Interest”) to O&G Energy Partners, LLC (“O&G”) and its partner San Joaquin Investments, Inc. (“San Joaquin”), as buyers, for a total of $1,212,500 in cash plus a 25% interest assigned to Daybreak by O&G and San Joaquin in a 14,100 acres Seismic Option Area in Kern County, California.  The option was exercised and the parties signed the final closing documents on June 11, 2009, with a transaction effective date of May 1, 2009.

The Daybreak Interest assigned by Daybreak was recently acquired from Daybreak’s original partners in the East Slopes Project when the original partners defaulted in their financial obligations with respect to the project.  Of the $1,212,500 cash purchase price for the Daybreak Interest, $512,500 was in cash received at closing and $700,000 will be received as a production payment, payable out of (a) 25% of the net revenue attributable to O&G and San Joaquin from the Sunday #1 and Bear #1 wells, and (b) 50% of the monthly net revenue attributable to O&G and San Joaquin from all future wells drilled on the Daybreak Interest, up to $70,000 per month, and 25% of the monthly net revenue amounts above $70,000.  The 25% interest assigned to Daybreak by O&G and San Joaquin in the 14,100 acres Seismic Option Area in Kern County, California is immediately north of the East Slopes Project area.

A copy of the press release announcing the closing of the sale of property interests located in the southern San Joaquin Basin in Kern County and Tulare County, California and the acquisition of Kern County interests is filed with this report as Exhibit 99.1 and is incorporated herein by reference.  The definitive Exchange Option Agreement with respect to the transactions described above is filed with this report as Exhibit 2.1.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth above, under Item 1.01 “Entry into a Material Definitive Agreement”, is incorporated herein by reference.

A copy of the press release announcing the closing of the sale of property interests located in the southern San Joaquin Basin in Kern County and Tulare County, California and the acquisition of Kern County interests is filed with this report as Exhibit 99.1 and is incorporated herein by reference.  The definitive Exchange Option Agreement with respect to the transactions described above is filed with this report as Exhibit 2.1.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits:

2.1	Definitive Exchange Option Agreement

99.1	Press Release dated June 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYBREAK OIL AND GAS, INC.

By: /s/ James F. Westmoreland
      James F. Westmoreland, President and Chief Executive Officer

Date:  June 16, 2009

Exhibits
2.1	Definitive Exchange Option Agreement

99.1	Press Release dated June 11, 2009